UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 25, 2013, 2013 (June 7, 2013)

GASTAR EXPLORATION LTD.
GASTAR EXPLORATION USA, INC.
(Exact Name of Registrant as Specified in its Charter)

Alberta, Canada	001-32714	98-0570897
Delaware	001-35211	38-3531640
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1331 Lamar Street, Suite 650
Houston, Texas		77010
(Address of principal executive offices)		(ZIP Code)

(713) 739-1800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1-LA/547960.2

Explanatory Note

As reported in a Current Report on Form 8-K filed on June 12, 2013 (the “Original 8-K”), certain transactions were consummated on June 7, 2013. An amendment to the Original 8-K was filed on Form 8-K/A on June 27, 2013 and amended and restated Item 9.01 of the Original 8-K in its entirety to include financial statements of an acquired business and related unaudited pro forma financial information. This Current Report on Form 8-K/A (“Amendment No. 2”) amends and restates Item 9.01 of the Current Report on Form 8-K/A filed on June 27, 2013 to (i) include an introductory heading under 9.01(b) identifying the unaudited pro forma financial information previously filed as Exhibit 99.2 and revise the list of exhibits under Item 9.02(d), (ii) provide an amended and restated Exhibit 99.1 solely to add comparative interim period information, specifically the unaudited Statement of Revenues and Direct Operating Expenses for the three months ended March 31, 2012, which was inadvertently omitted from the previously filed Exhibit 99.1 and (iii) include a new consent of independent registered public accounting firm as Exhibit 23.1.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

Item 9.01 of the Original 8-K is hereby amended and restated in its entirety as follows:

(a) Financial Statements of Business Acquired.

The audited statement of revenues and direct operating expenses of the assets acquired from Chesapeake Exploration, L.L.C. and Larchmont Resources, L.L.C. for the year ended December 31, 2012, together with the report of BDO USA, LLP with respect thereto, and the unaudited statement of revenues and direct operating expenses of the assets acquired from Chesapeake Exploration, L.L.C. and Larchmont Resources, L.L.C. for the three months ended March 31, 2013 and 2012 are included as Exhibit 99.1 to this Amendment No. 2 and are incorporated herein by reference.

(b) Pro Forma Information

The unaudited pro forma financial statements of Gastar Exploration Ltd. and Gastar Exploration USA, Inc. as of and for the three months ended March 31, 2013 and for the year ended December 31, 2012 are included as Exhibit 99.2 to this Amendment No. 2 and are incorporated herein by reference.

(d) Exhibits.

The following is a list of exhibits furnished as part of this Form 8-K.

Exhibit No.        Description of Document

23.1	Consent of BDO USA, LLP.

99.1	Statement of Revenues and Direct Operating Expenses of the Chesapeake Assets.

99.2	Unaudited Pro Forma Financial Information.

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October __, 2013	GASTAR EXPLORATION LTD.

	By:	/s/ J. Russell Porter
J. Russell Porter
President and Chief Executive Officer

GASTAR EXPLORATION USA, INC.

	By:	/s/ J. Russell Porter
J. Russell Porter
President

EXHIBIT LIST

Exhibit No.        Description of Document

23.1	Consent of BDO USA, LLP.

99.1	Statement of Revenues and Direct Operating Expenses of the Chesapeake Assets.

99.2	Unaudited Pro Forma Financial Information.